Balance Sheets (Unaudited) (USD $)	Mar. 31, 2012	Dec. 31, 2011
ASSETS:
Cash & Equivalents	$ 480,837	$ 447,664
Property Net	2,156,511	2,175,429
Uncollected Rental Revenue	95,759	136,121
Prepaid Advertising	5,764
Other Assets	56,625	56,625
TOTAL	2,795,496	2,815,839
LIABILITIES:
Distribution due to Partners	200,650	200,650
Incentive Management Fee Liability	340,898	328,859
Property Management Fee Liability	312,795	312,906
Deferred Income	37,540	40,717
Accrued Expenses	14,969	18,234
Other Liabilities	218,575	218,799
Total Liabilities	1,125,427	1,120,165
PARTNERS' EQUITY:
General Partners	(125,326)	(125,070)
Limited Partners	1,795,395	1,820,744
Total Partners' Equity	1,670,069	1,695,674
TOTAL	$ 2,795,496	$ 2,815,839